UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2023 (May 8, 2023)

DISTRIBUTION SOLUTIONS GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900, Chicago, Illinois	60631
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (773) 304-5050

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	DSGR	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Subscription Agent Agreement

On May 8, 2023, Distribution Solutions Group, Inc. (the “Company”) entered into a Subscription Agent Agreement (the “Subscription Agent Agreement”) with Computershare Inc. and Computershare Trust Company, N.A. (both, the “Subscription Agent”), pursuant to which the Company engaged the Subscription Agent as the subscription agent in connection with a proposed rights offering (the “Rights Offering”) to holders of record of the Company’s common stock, par value $1.00 per share (the “Common Stock”), as of the close of business on May 1, 2023 (the “Record Date”), and as transfer agent and registrar for the Common Stock. Pursuant to the Rights Offering, the Company will distribute at no charge to the holders of Common Stock as of the Record Date, transferable subscription rights to purchase up to 0.105 shares of Common Stock at a purchase price of $45.00 per share, as set forth in a prospectus supplement dated on, and filed with the U.S. Securities and Exchange Commission on, May 9, 2023 (the “Prospectus Supplement”).

Under the terms and subject to the conditions contained in the Subscription Agent Agreement, the Subscription Agent will provide assistance and advice to the Company in connection with the Rights Offering. The Company has also agreed to indemnify the Subscription Agent and its affiliates against certain liabilities arising under the Securities Act of 1933, as amended. The Subscription Agent will not underwrite any of the securities to be issued in the Rights Offering and does not make any recommendation with respect to such securities.

A copy of the Subscription Agent Agreement is filed as Exhibit 10.1 hereto and incorporated herein by reference. The foregoing description of the Subscription Agent Agreement is not complete and is qualified in its entirety by reference to Exhibit 10.1.

Item 8.01.	Other Events.

On May 9, 2023, the Company issued a press release announcing the commencement of the Rights Offering. A copy of the press release is filed as Exhibit 99.6 hereto.

In connection with the Rights Offering, the Company is also filing hereto, and incorporated herein by reference are, Exhibits 5.1 and 99.1 through 99.6 to this Current Report on Form 8-K in order to incorporate them as exhibits to the Company’s registration statement on Form S-3 (File No. 333-270678).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

5.1	Opinion of Mayer Brown, LLP

10.1	Subscription Agent Agreement, dated May 8, 2023, by and among Distribution Solutions Group, Inc., Computershare Inc. and Computershare Trust Company, N.A.

99.1	Form of Rights Certificate

99.2	Form of Letter to Stockholders who are Record Holders

99.3	Form of Letter to Stockholders who are Nominee Holders

99.4	Form of Letter to Clients of Stockholders who are Nominee Holders

99.5	Form of Beneficial Owner Election Form

99.6	Press Release, dated May 9, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION SOLUTIONS GROUP, INC.

Date: May 9, 2023	By:	/s/ Ronald J. Knutson
	Name:	Ronald J. Knutson
	Title:	Executive Vice President and Chief Financial Officer

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